Exhibit 10(i)

Florida - Pinellas County
Loan No.  C-331971
          C-332344

RECORDING REQUESTED BY



AND WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Connie Schmitz
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
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This instrument was prepared by Sally J. Lewis, Attorney, for The
Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave., Milwaukee, WI 53202.

              CONSOLIDATION, AMENDMENT and RESTATEMENT OF MORTGAGE
                  AND SECURITY AGREEMENT and SPREADER AGREEMENT

     THIS CONSOLIDATION, AMENDMENT and RESTATEMENT OF MORTGAGE AND SECURITY AGREEMENT and SPREADER AGREEMENT, Made as of the 6th day of December, 2001 between KOGER EQUITY, INC., a Florida
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RECORDER'S NOTE:

THIS INSTRUMENT AND OTHERS RELATED TO THE SAME TRANSACTION (THE "FILED INSTRUMENTS") ARE BEING FILED IN DUVAL COUNTY, LEON COUNTY, ORANGE COUNTY, PINELLAS COUNTY AND SEMINOLE COUNTY, FLORIDA. ALL ADDITIONAL DOCUMENTARY STAMP AND INTANGIBLE PERSONAL PROPERTY TAXES ARE BEING PAID IN DUVAL COUNTY, FLORIDA.

THE FILED INSTRUMENTS ADD ADDITIONAL FLORIDA REAL PROPERTY COLLATERAL FOR LOANS IN THE ORIGINAL PRINCIPAL AMOUNT OF $235,000,000 (THE "LOAN") AND CONSOLIDATE, AMEND AND RESTATE INSTRUMENTS UPON WHICH DOCUMENTARY STAMP AND NONRECURRING INTANGIBLE TAX HAVE BEEN PREVIOUSLY PAID. EVIDENCE OF SUCH PAYMENT IS AFFIXED TO THAT CERTAIN MASTER LIEN INSTRUMENT MORTGAGE AND SECURITY AGREEMENT PREVIOUSLY RECORDED IN DUVAL COUNTY (I) ON OR ABOUT DECEMBER 19, 1996 IN OFFICIAL RECORDS BOOK 8507, PAGE 1224 AND (II) ON OR ABOUT SEPTEMBER 2, 1999 IN OFFICIAL RECORDS BOOK 9409, PAGE 1320 (THE "EXISTING INSTRUMENTS"). PURSUANT TO RULE 12(b)-4.053(32), F.A.C. AND SECTION 199.133, FLORIDA STATUTES, THE TAX BASE ON WHICH DOCUMENTARY STAMP TAXES AND NONRECURRING PERSONAL PROPERTY TAXES WERE PAID ON THE EXISTING INSTRUMENTS WAS $139,101,962.92. THE AMOUNT OF FLORIDA MORTGAGED PROPERTY THAT WILL BE SUBJECT TO THE LIEN OF THE FILED INSTRUMENTS IS $348,595,000. THE TOTAL AMOUNT OF MORTGAGED PROPERTY CURRENTLY SECURING THE LOAN IS $446,177,000. THUS, THE PERCENTAGE OF FLORIDA MORTGAGED PROPERTY TO TOTAL MORTGAGED PROPERTY IS 78.129%. THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN ON THE DATE HEREOF IS $219,767,732.21. PURSUANT TO RULE 12(b)-4.053(32), F.A.C. AND
SECTION 199.133, FLORIDA STATUTES, THE TAX BASE USED TO CALCULATE THE ADDITIONAL DOCUMENTARY STAMP TAXES AND NONRECURRING PERSONAL PROPERTY TAXES DUE IN CONNECTION WITH THE FILED INSTRUMENTS IS $171,703,007.12. HOWEVER, PURSUANT TO
SECTION 201.09, FLORIDA STATUTES, THE NEW INSTRUMENTS ARE EXEMPT RENEWALS TO THE EXTENT THE TAXES WERE PREVIOUSLY PAID ON THE EXISTING INSTRUMENTS. THEREFORE, ADDITIONAL DOCUMENTARY STAMP TAXES AND NONRECURRING INTANGIBLE PERSONAL PROPERTY TAXES ARE DUE SOLELY ON $32,601,044.20, THE DIFFERENCE BETWEEN THE TAX BASE USED FOR CALCULATING SUCH TAXES ON THE EXISTING INSTRUMENTS AND THE NEW INSTRUMENTS. THEREFORE, ADDITIONAL DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $114,103.65 HAVE BEEN PAID AS NOTED HEREON AND ADDITIONAL NONRECURRING PERSONAL PROPERTY TAXES IN THE AMOUNT OF $65,202.09 HAVE BEEN PAID AS NOTED HEREON.

corporation, whose address is 433 Plaza Real, Suite 335, Boca Raton,
Florida 33432, herein called "Mortgagor," and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose address is 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Mortgagee:"

                                    RECITALS

         A. Mortgagee has made loans to Mortgagor evidenced by (i) the Tranche A Promissory Note dated as of December 16, 1996 executed by Mortgagor for the principal sum of ONE HUNDRED MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2007 and with interest as therein expressed and amended September 30, 1997, May 1, 1998, and which is being amended concurrently herewith; (ii) the Tranche B Promissory Note dated as of December 16, 1996 executed by Mortgagor for the principal sum of EIGHTY-NINE MILLION FIVE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 2, 2009 and with interest as therein expressed, which was amended August 11, 2000 and which is being amended concurrently herewith; (iii) the Tranche C Promissory Note dated as of September 2, 1999 executed by Mortgagor for the principal sum of FOURTEEN MILLION SEVEN HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2007 and with interest as therein expressed and which is being amended concurrently herewith; and (iv) the Tranche D Promissory Note dated as of September 2, 1999 executed by Mortgagor for the principal sum of THIRTY MILLION THREE HUNDRED THOUSAND DOLLARS, with final maturity no later than January 1, 2009 and with interest as therein expressed and which is being amended concurrently herewith (the Tranche A Promissory Note, the Tranche B Promissory Note, the Tranche C Promissory Note, and the Tranche D
--------------------------------------------------------------------------------

Promissory Note, as such instruments may be amended, restated, renewed and extended, are hereinafter collectively referred to as the "Notes").

     B. The Notes are secured by office buildings and unimproved sites located in various counties and states, evidenced by lien instruments of record as follows:

     (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee; (f) Greenville County, South Carolina; (g) El Paso County, Texas; (h) Bexar County, Texas; and (i) Travis County, Texas; and

     (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded
          (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida;
          (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida; (e) as Instrument Number JS4479 in the public records of Shelby County, Tennessee; (f) in the public records of Greenville County, South Carolina; (g) El Paso County, Texas; and
          (h) Travis County, Texas; and

     (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing Notes, recorded as Instrument Number JS 4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments."

         C. The Loan Documents (as defined below) provide for release and substitution of security; at the request of Mortgagor, Mortgagee has released certain security and has agreed to release additional security and to accept certain other properties (individually and collectively, the "New Security") in substitution therefor, all as more completely described in the recitals to the Master Loan Agreement between Mortgagor and Mortgagee of even date herewith.

         D. Concurrently with closing the releases and substitutions, Mortgagor and Mortgagee have agreed (1) to create a Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Mortgagor's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Mortgagor will grant Mortgagee first liens on the New Security by execution, delivery and recordation of new lien instruments ("New Lien Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Mortgagor will grant Mortgagee first liens on the New Security by spreading the liens and effects of the applicable Existing Lien Instruments to the New Security, and (4) to consolidate the Existing Lien Instruments recorded in the applicable counties and amend and restate them, to amend and restate the IDB Lien Instruments, and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary.

         E. Mortgagor and Mortgagee hereby desire to spread the lien and effect of the Existing Lien Instruments recorded in the County to include and encumber the portion of the New Security more fully described in Exhibit "A" attached hereto (the "Additional Collateral"), in accordance with the terms set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

     1. The foregoing recitals are true and correct and constitute a material part of this instrument.

     2. Mortgagor agrees to sign, execute and deliver and do or make any and all agreements, instruments, documents, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by Mortgagee for the purpose of further assuring the provisions hereof. Mortgagor further agrees to pay all documentary stamp tax, intangible personal property tax, recording fees and other costs imposed by the State of Florida or other governmental authority with respect to the execution, delivery and recording of this Agreement.

     3. The Existing Lien Instruments recorded in the County are hereby consolidated, amended and restated in their entirety, and the liens and the effects thereof are hereby spread to the Additional Collateral, as follows:

                                 GRANTING CLAUSE

         WITNESSETH, that Mortgagor, in consideration of the indebtedness herein mentioned, pledges the real property described on Exhibit "B" hereto (the "Out-of-State Property"), and hereby grants, conveys, mortgages and warrants unto Mortgagee, forever, with power of sale (to the extent allowed by applicable law) and right of entry and possession, the following Florida properties (collectively, but specifically excluding the Out-of-State Property, referred to as the "Properties"):

     A. The land described in Exhibit A attached hereto and incorporated herein (the "Land") in Pinellas County, Florida (the "County") and all appurtenances thereto; and

     B. All buildings and improvements now existing or hereafter erected thereon, all waters and water rights, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning equipment, water and gas fixtures, and all other fixtures of every description belonging to Mortgagor which are or may be placed or used upon the Land or attached to the buildings or improvements, all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto.

Except as expressly provided in the covenant hereof entitled "Due on Sale", Mortgagor agrees not to sell, transfer, assign or remove anything described in B above now or hereafter located on the Land without prior written consent from Mortgagee unless (i) such action does not constitute a sale or removal of any buildings or building improvements (except as provided in (ii)(y) below) or the sale or transfer of waters or water rights and (ii) in the case of (x) personal property, such personal property is (a) removed on a temporary basis for repairs in the ordinary course of business; (b) not reasonably necessary or appropriate to the efficient use or operation of the Project; (c) consumed or worn out or has become obsolete and is promptly replaced by Mortgagor with personal property of equal or greater value and/or utility, unless replacement is not reasonably necessary or appropriate to the efficient use of the Project; or (d) actually replaced by Mortgagor with similar personal property of equal or greater value and/or utility, or (y) in the case of tenant improvements, the removal thereof is in the ordinary course of leasing office space which is a part of the Project.

Without limiting the foregoing grants, Mortgagor hereby pledges to Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired right, title and interest in and to the Properties and any and all

     C. cash and other funds now or at any time hereafter deposited by or for Mortgagor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Mortgagee or a third party, or otherwise deposited with, or in the possession of, Mortgagee pursuant to the Loan Documents; and

     D. surveys, soils reports, environmental reports, guaranties, warranties, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Project to the extent assignable in accordance with applicable agreements and law; and

     E. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Mortgagor on account of the Project or any of the foregoing personal property.

All personal property hereinabove described is hereinafter referred to as the "Personal Property".

                            SECURITY AGREEMENT CLAUSE

If any of the Properties are of a nature that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement and financing statement if permitted by applicable law and Mortgagor agrees to join with Mortgagee in the execution of any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code.

Mortgagor shall cooperate with Mortgagee in perfecting its security interest in any Property mortgaged hereby which consists of deposit accounts, investment property, letter-of-credit rights and electronic chattel paper and, at Mortgagee's request, Mortgagor shall execute documents or take such other actions as are necessary to effectuate same.

                                 SECURING CLAUSE

TO HAVE AND TO HOLD the same unto Mortgagor for the purpose of securing:

     (a) Payment to the order of Mortgagee of the indebtedness evidenced by the Notes; and

     (b) Payment of all sums that may become due Mortgagee under the provisions of, and the performance of each agreement of Mortgagor contained in, the Loan Documents.

     (c) Payment of any additional loan or advance made by Mortgagee to Mortgagor made within 20 years from the date hereof, with interest thereon at the rate agreed upon, which shall be equally secured with and have the same priority as the original indebtedness and subject to all of the terms and provisions of this mortgage, if such additional loan or advance is evidenced by a promissory note of Mortgagor that is identified by a recital that it is secured by this mortgage; provided that the aggregate amount of outstanding principal at any one time shall not exceed an amount equal to $600,000,000.00. It is understood and agreed that this future advance provision shall not be construed to obligate the holder of the Note to make any such additional loans or advances. Any additional note or notes delivered under this future advance provision shall be included in "the Note" wherever it appears in the context of this mortgage.

                               DEFINITIONS CLAUSE

"Absolute Assignment" means each Absolute Assignment of Leases and Rents recorded December 20, 1996, September 24, 1999 and as consolidated and amended concurrently herewith to be recorded in the County in connection with the Notes.

"Environmental Indemnity Agreements" mean the Environmental Indemnity Agreement dated December 15, 1996 and the Environmental Indemnity Agreement dated September 2, 1999, as amended from time to time.

"Indebtedness" means all amounts due and payable under the Notes.

"Lien Instrument" means any of the following recorded in the County: (i) the Existing Lien Instruments, as such instruments may be consolidated, spread, amended, modified, extended or restated from time to time, (ii) any of the New Lien Instruments, as they may be consolidated, spread, amended, modified extended or restated from time to time, and (iii) the IDB Lien Instruments as they may be consolidated, spread, amended, modified, extended or restated from time to time.

"Loan Documents" means this Lien Instrument; the Other Lien Instruments; the Notes; the Absolute Assignment; the Other Assignments of Leases; those certain Certifications of Borrower dated December 16, 1996 and September 2, 1999, to the extent not inconsistent with the other Loan Documents; the Notes A and B Loan Commitment; the Notes
C and D Loan Commitment; the Release and Substitution Commitment; the Master Loan Agreement, and any other agreement entered into by Mortgagor and delivered to Mortgagee in connection with the indebtedness evidenced by the Notes, except for any separate Environmental Indemnity agreement, as any of the foregoing may be amended from time to time.

"Master Loan Agreement" means the Master Loan Agreement of even date herewith.

"Notes A and B Loan Commitment" means that certain Application dated July 29, 1996 and acceptance letter dated September 10, 1996 executed by Mortgagee.

"Notes C and D Loan Commitment" means that certain Application dated February 26, 1999 and acceptance letter dated April 5, 1999 executed by Mortgagee.

"Other Assignments of Leases" means the Absolute Assignment(s) of Leases and Rents recorded in each county, other than the County, where real property securing the Notes is located.

"Other Lien Instruments" means the Lien Instruments recorded in each county, other than the County, where real property securing the Notes is located.

"Project" means each of the buildings or unimproved sites described in Exhibit A attached hereto.

"Release and Substitution Commitment" means that certain letter dated August 24, 2001 from Mortgagee to Mortgagee, accepted August 29, 2001 by Mortgagee.

"Valuation" means the amount mutually agreed to by Mortgagor and Mortgagee or, if such parties do not so mutually agree, upon the following appraisal procedure which shall be initiated by Mortgagor by giving written notice to Mortgagee which shall include its designation of an appraiser (the "First Appraiser"). Within twenty (20) days after the service of the notice designating the First Appraiser, Mortgagee shall give written notice to Mortgagor designating the second appraiser (the "Second Appraiser"). If the Second Appraiser is not so designated within the time above specified, the appointment of the Second Appraiser shall be made in the same manner as is hereinafter provided for the appointment of the third appraiser (the "Third Appraiser") in the event the First and Second Appraisers are unable to agree upon the Third Appraiser. The First and Second Appraisers so designated or appointed shall meet within ten
(10) days after the Second Appraiser is appointed, and if, within thirty (30) days after the Second Appraiser is appointed, the First and Second Appraisers do not agree upon the Valuation, they shall appoint a Third Appraiser who shall be a competent and impartial person. In the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the Third Appraiser shall be selected by Mortgagee and Mortgagor if they can agree thereon within a further period of fifteen (15) days. If the parties do not agree, or if for any reason the three appraisers have not been chosen within fifteen (15) days after the expiration of the fifteen (15) day period referred to in the immediately preceding sentence, either the Mortgagee or Mortgagor, on behalf of both, may request such appointment by the presiding Judge of the United States District Court for the District in which the Project is located. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as herein before provided for the appointment of such appraiser so failing, refusing or being unable to act. Mortgagor shall pay the fees and expenses of all appraisers. Any appraiser designated to serve in accordance with the provisions of this Agreement shall be qualified to appraise the type of property being appraised in the County and State in which the Project in question is located, shall be a member of the Appraisal Institute (or any successor association or body of comparable standing if such Institute is not then in existence) and shall have been actively engaged in the appraisal of real estate in the County (set forth above) for a period of not less than ten
(10) years immediately preceding its appointment. The Appraisers shall determine the Valuation, provided, however, no value shall be attributed to good will. The Appraisers may employ such independent counsel and accountants, unaffiliated with Mortgagee or Mortgagor as any two of the three appraisers shall determine to be necessary or advisable to assist them in carrying out their duties hereunder. The fees and expenses of such counsel and accountants shall be borne by Mortgagor. A decision joined in by two of the three appraisers shall be the decision of the appraisers. In the event no two appraisers can agree, the decision of the Third Appraiser shall be conclusive. After reaching a decision, the appraisers shall give written notice thereof to Mortgagee and Mortgagor.

NOTHING CONTAINED HEREIN IS INTENDED TO CONSTITUTE AN ALLOCATION OF SECURITY FOR PURPOSES OF MORTGAGEE'S REMEDIES; AND MORTGAGOR AGREES THAT UNTIL THE RELEASE OF SECURITY PURSUANT TO THE TERMS HEREOF, ALL OF THE PROPERTIES SECURE THE NOTES.

TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR REPRESENTS, COVENANTS AND AGREES AS SET FORTH BELOW:

Payment of Debt. Mortgagor agrees to pay the Indebtedness promptly and in full compliance with the terms of the Loan Documents.

Ownership. Mortgagor represents that it owns the Properties and has good and lawful right to convey the same and that the Properties are free and clear from any and all encumbrances whatsoever, except as appears in the title evidence accepted by Mortgagee. Mortgagor does hereby forever warrant and shall forever defend the title and possession thereof against the lawful claims of any and all persons whomsoever.

Maintenance of Property and Compliance with Laws. Mortgagor agrees to keep the Projects and other improvements now or hereafter erected on the Land in good condition and repair; not to commit or suffer any waste; to comply with all laws, rules and regulations affecting the Properties with which the failure to comply would have a material adverse effect on any Project; and to permit Mortgagee to enter at all reasonable times and upon 24 hours prior notice for the purpose of inspection and of conducting, in a reasonable and proper manner, such tests to be conducted at Mortgagee's expense, except as otherwise provided for in any separate environmental indemnity agreement as Mortgagee determines to be necessary in order to monitor Mortgagor's compliance with applicable laws and regulations regarding hazardous materials affecting the Properties.

Notwithstanding the foregoing, the Mortgagor is not required to restore or repair buildings or improvements to the extent insurance proceeds or condemnation awards are not made available by the Mortgagee to the Mortgagor for such purpose but are instead used by Mortgagee to repay a portion of the balance of the Notes. If Mortgagor is not required to restore or repair the damaged or taken Project in accordance with the immediately preceding sentence, it shall
(i) for any partially destroyed or taken building or improvements secure and enclose the remaining portion of the building or improvements so as to make such remaining portions of such building or improvements reasonably usable to the extent practical and (ii) for any building or improvements which are substantially or totally destroyed, demolish such remaining building or improvements and rough grade and landscape the applicable portion of the Land in accordance with the requirements of applicable governmental authorities so that the remaining portion of such destroyed building or improvements do not present a safety hazard or detract from the overall scenic surroundings of the applicable Project.

Insurance. Mortgagor agrees to keep the Properties insured for the protection of Mortgagee in such manner and in such amounts and in such companies as Mortgagee may from time to time approve, and to keep the policies or certificates therefor, properly endorsed, on deposit with Mortgagee; that insurance loss proceeds (less expenses of collection) shall, at Mortgagee's option, be applied on the Indebtedness, whether due or not, or to the restoration of the Properties, or be released to Mortgagor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Mortgagee elects to apply the insurance loss proceeds on the Indebtedness, no prepayment privilege fee shall be due on the amount of proceeds so applied.

Notwithstanding the immediately preceding paragraph, Mortgagee agrees that if the insurance loss proceeds are less than $500,000 (increased by 3% per year from December 16, 1996) for any one casualty, such proceeds will be released to Mortgagor for reasonable restoration of the Project (which, for purposes of this provision includes rebuilding or replacement such that the Valuation of applicable Project is not diminished) and the other provisions of this covenant shall not be applicable, provided, however, insurance loss proceeds under this paragraph shall not be released to Mortgagor if

Mortgagee has previously released insurance loss proceeds to Mortgagor and the applicable Project has not been so restored.

Notwithstanding the two immediately preceding paragraphs, Mortgagee agrees that if there then exists no Event of Default under any Loan Document and if the insurance loss proceeds are $500,000 or more (increased by 3% per year from December 16, 1996) but less than the unpaid principal balance of the Notes and if the casualty occurs prior to the last three years of the term of the Notes, then the insurance loss proceeds (less expenses of collection) shall be applied to restoration of the Project to its condition prior to the casualty, subject to satisfaction of the following conditions:

         (a) There is no existing Event of Default at the time of casualty, and if there shall occur any Event of Default after the date of the casualty, Mortgagee shall have no further obligation to release insurance loss proceeds hereunder.

         (b) The casualty insurer has not denied liability for payment of insurance loss proceeds as a result of any act, neglect, use or occupancy of the Project by Mortgagor or any tenant of the Project.

         (c) Mortgagee shall be satisfied that the amount necessary to complete the restoration of the Project is available from all insurance loss proceeds so held, together with supplemental funds which Mortgagor commits to make available to such restoration and agrees to fund prior to the disbursement of any insurance proceeds. Any remaining insurance loss proceeds may, at the option of Mortgagee, be applied on the Indebtedness, whether or not due, or be released to Mortgagor.

         (d) If required by Mortgagee, Mortgagee shall be furnished a satisfactory report addressed to Mortgagee from an environmental engineer or other qualified professional satisfactory to Mortgagee to the effect that no adverse environmental impact to the Project resulted from the casualty or, if any such impact has resulted, that the same has been corrected to Mortgagee's satisfaction.

         (e) Mortgagee shall release casualty insurance proceeds as restoration of the Project progresses provided that Mortgagee is furnished satisfactory evidence of the costs of restoration and if, at the time of such release, there shall exist no Event of Default under the Loan Documents. In addition, (i) the drawings and specifications for the restoration shall be approved by Mortgagee in writing prior to commencement of the restoration, and (ii) Mortgagee shall receive an administration fee equal to 1% of the cost of restoration.

         (f) Prior to each release of funds, Mortgagor shall obtain for the benefit of Mortgagee an endorsement to Mortgagee's title insurance policy insuring against any liens arising from the restoration.

         (g) Mortgagor shall pay all costs and expenses incurred by Mortgagee, including, but not limited to, outside legal fees, title insurance costs, third-party disbursement fees, third-party engineering reports and inspections deemed necessary by Mortgagee.

         (h) All applicable reciprocal easement and operating agreements, if any, shall remain in full force and effect between the parties thereto on and after restoration of the Project.

         (i) Mortgagee shall be satisfied that the operating income from the real property securing the Notes which has not been destroyed plus loss of rents insurance proceeds will be sufficient to provide annual debt service coverage under all Indebtedness at least 1.3 times.

         (j) All leases of more than 10,000 rentable square feet in effect at the time of the casualty with tenants who have entered into Mortgagee's form of Non-Disturbance and Attornment Agreement or similar agreement shall remain in full force and each tenant thereunder shall be obligated, or shall elect, to continue the lease term at full rental (subject only to abatement, if any, during any period in which the Project or a portion thereof shall not be used and occupied by such tenant as a result of the casualty) or, in the alternative, a replacement tenant(s) approved by Mortgagee have entered into an approved lease(s) for such space.

If a casualty as described in the preceding paragraph damages more than one Project and one or more of the damaged Projects satisfies the conditions of (a) through (j) above (each a "Qualifying Project") and one or more of the damaged Projects does not satisfy the conditions of (a) through (j) above (a "Non - Qualifying Project"), insurance loss proceeds allocated by Mortgagee shall be applied to restoration of each Qualifying Project, as provided in the preceding paragraph. Such allocation of insurance proceeds by Mortgagee shall be made in the same ratio that the aggregate net rentable square feet of each Qualifying Project bears to the sum of the aggregate net rentable square feet of each Qualifying Project plus the aggregate net rentable square feet of each Non - Qualifying Project.

Condemnation. Mortgagor hereby assigns to Mortgagee (i) any award and any other proceeds resulting from damage to, or the taking of, all or any portion of any Project in connection with condemnation proceedings or the exercise of any power of eminent domain and (ii) the proceeds from any sale or transfer in lieu thereof (less expenses of collection), which shall be applied to restoration of the affected Project, subject to the provisions stated above for application of insurance loss proceeds and subject to the further condition that restoration or replacement of the improvements on the Land to their functional and economic utility prior to such damage or taking be possible within the Project in which such taking occurred. Any portion of such award and proceeds not applied to restoration shall, at Mortgagee's option, be applied on the Indebtedness, whether due or not, or be released to Mortgagor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Mortgagee elects to apply the condemnation award and proceeds on the Indebtedness, no Prepayment Fee shall be due on the amount of award or proceeds so applied.

Taxes and Special Assessments. Mortgagor agrees to pay before delinquency all taxes and special assessments of any kind that have been or may be levied or assessed against the Properties, this instrument, the Notes or the Indebtedness, or upon the interest of Mortgagee in the Properties, this instrument, the Notes or the Indebtedness, and to procure and deliver to Mortgagee a copy of the official receipt of the proper officer showing timely payment of all such taxes and assessments; provided, however, that Mortgagor shall not be required to pay any such taxes or special assessments if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and funds sufficient to satisfy the contested amount have been deposited in an escrow satisfactory to Mortgagee or paid to the taxing authority.

Personal Property. With respect to the Personal Property, Mortgagor hereby represents, warrants and covenants as follows:

         (a) Except for the security interest granted hereby, Mortgagor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever subject, however, to the rights of any tenants under their leases. Mortgagor shall notify Mortgagee of, and shall indemnify and defend Mortgagee and the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any part thereof or any interest therein.

         (b) Except as otherwise provided above, Mortgagor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior consent of Mortgagee.

         (c) Mortgagor maintains a place of business at the address set forth in the first paragraph of this instrument, and Mortgagor shall immediately notify Mortgagee in writing of any change in its place of business.

         (d) At the request of Mortgagee, Mortgagor shall join Mortgagee in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code of the jurisdiction in which the Project is located in form satisfactory to Mortgagee, and Mortgagor shall pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable.

Other Liens. Mortgagor agrees to keep the Properties free from all other mortgage liens and from all liens prior to the lien created hereby. The creation of any other mortgage lien, whether or not prior to the lien created hereby, the creation of any prior lien on or the assignment or pledge by Mortgagor of its revocable license to collect, use and enjoy rents and profits from the Properties shall constitute a default under the terms of this instrument. The term "mortgage" includes a mortgage, deed of trust, deed to secure debt or any other security interest in the Project.

Leases. Mortgagor represents and warrants that there is no assignment or pledge of any leases of, or rentals or income from, the Properties now in effect; and covenants that, until the Indebtedness is fully paid, it (i) shall not make any such assignment or pledge to anyone other than Mortgagee and (ii) shall not, unless expressly permitted under another provision in this instrument, make any assignment or pledge to anyone of its hereinafter described revocable license to collect, use and enjoy the rents and profits.

In consideration of the Indebtedness, Mortgagor, pursuant to the Absolute Assignment, has assigned to Mortgagee all of Mortgagor's right, title and interest in said leases, including Mortgagor's right to collect, use and enjoy the rents and profits therefrom. Mortgagee has, in the Absolute Assignment, granted to Mortgagor a license to collect, use and enjoy said rents and profits. Such license is revocable by Mortgagee pursuant to the terms of the Absolute Assignment.

Costs, Fees and Expenses. Mortgagor agrees to pay all costs, fees and expenses of this instrument; to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; to pay all costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all attorney's fees and expenses of collection and enforcement in the event the Notes are placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.

Failure of Mortgagor to Act. If Mortgagor shall fail to make any payment or do any act as herein provided, Mortgagee may, without obligation so to do, without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereof: (i) make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof, Mortgagee being authorized to enter upon the Properties for such purpose; (ii) appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Mortgagee; (iii) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Mortgagee is prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay its reasonable fees. Sums so expended shall be payable by Mortgagor immediately upon demand with interest from date of expenditure at the Default Rate (as defined in the Notes).

All sums so expended by Mortgagee and the interest thereon until paid shall be included in the Indebtedness and secured by the lien of this instrument.

Event of Default. Any default by Mortgagor in making any required payment of the Indebtedness or any default in any provision, covenant, agreement or warranty contained in any of the Loan Documents shall, except as provided in the two immediately succeeding paragraphs, constitute an "Event of Default".

Notice of Default. A default in any payment required in the Notes or any other Loan Document (a "Monetary Default") shall not constitute an Event of Default unless Mortgagee shall have given a written notice of such Monetary Default to Mortgagor and Mortgagor shall not have cured such Monetary Default by payment of all amounts in default (including payment of interest at the Default Rate, as defined in the Notes, from the date of default to the date of cure on amounts owed to Mortgagee) within five (5) business days after the date on which Mortgagee shall have given such notice to Mortgagor.

Any other default under the Notes or under any other Loan Document (a "Non-Monetary Default") shall not constitute an Event of Default unless Mortgagee shall have given a written notice of such Non-Monetary Default to Mortgagor and Mortgagor shall not have cured such Non-Monetary Default within thirty (30) days after the date on which Mortgagee shall have given such notice of default to Mortgagor (or, if the Non-Monetary Default is not curable within such 30-day period, Mortgagor shall not have diligently undertaken and continued to pursue the curing of such Non-Monetary Default and deposited an amount sufficient to cure such Non-Monetary Default in an escrow account satisfactory to Mortgagee).

For purposes of this provision, written notice may be delivered personally or sent by certified mail or reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Notice shall be deemed given on the date received. Any notice which is rejected, the acceptance of which is refused or which is incapable of being delivered for any reason shall be deemed received as of the date of attempted delivery.

In no event shall the notice and cure period provisions recited above constitute a grace period for the purposes of commencing interest at the Default Rate (as defined in the Notes).

Appointment of Receiver. Upon commencement of any proceeding to enforce any right under this instrument, including foreclosure thereof, Mortgagee (without limitation or restriction by any present or future law, without regard to the solvency or insolvency at that time of any party liable for the payment of the Indebtedness, without regard to the then value of any Project, whether or not there exists a threat of imminent harm, waste or loss to any Project and whether or not the same shall then be occupied by the owner of the equity of redemption as a homestead) shall have the absolute right to the appointment of a receiver of the Properties and of the revenues, rents, profits and other income therefrom, and said receiver shall have (in addition to such other powers as the court making such appointment may confer) full power to collect all such income and, after paying all necessary expenses of such receivership and of operation, maintenance and repair of said Properties, to apply the balance to the payment of any of the Indebtedness then due.

Foreclosure. Upon the occurrence of an Event of Default, the entire unpaid Indebtedness shall, at the option of Mortgagee, become immediately due and payable for all purposes without any notice or demand, except as required by law, (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Mortgagee may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Project is located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Mortgagee may, either personally or by agent or attorney in fact, enter upon and take possession of the Properties and may manage, rent or lease the Properties or any portion thereof upon such terms as Mortgagee may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Mortgagee is hereby further authorized and empowered, as agent or attorney in fact, either after or without such entry, to sell and dispose of the Properties en masse or in separate parcels (as Mortgagee may think best), and all the right, title and interest of Mortgagor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Properties is located, (MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH
SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Mortgagee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising the Properties and of making said sale, and attorneys' fees as herein provided, apply such proceeds to the Indebtedness, including all sums advanced or expended by Mortgagee or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Notes), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Mortgagor, the heirs, successors and assigns of Mortgagor, and all other persons claiming the Properties aforesaid, or any part thereof, by, from, through or under Mortgagor. The legal holder of the Indebtedness may purchase the Properties or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

Due on Sale. The present ownership and management of the Properties is a material consideration to Mortgagee in making the loan secured by this instrument, and Mortgagor shall not convey or enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Properties (other than office leases located in one of the Projects), except as provided in the MASTER LOAN

AGREEMENT. Any violation of this provision shall constitute a default under the terms of this instrument.

Notwithstanding the foregoing, a default will not occur if Mortgagor mergers with, or is consolidated with, another entity provided the successor to Mortgagor shall have entered into and agreed to be bound by all of Mortgagor's obligations under the Loan Documents and the Environmental Indemnity Agreements.

Financial Statements. Mortgagor agrees to furnish to Mortgagee, at Mortgagor's expense and within ninety (90) days after the close of each fiscal year ("Financial Statements Due Date"), annual audited financial statements on the Mortgagor in form and substance currently required to be filed on Form 10-K for annual reports pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 for which no other form is prescribed (the "Company Statements"). The Company Statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant acceptable to Mortgagee (Mortgagee hereby approves the firms commonly known, or formerly known, as "Big Six").

In addition to the Company Statements, Mortgagor agrees to furnish to Mortgagee annual financial statements on each Project in the form attached to the Notes C and D Loan Commitment as Exhibit D for each Project and all Projects in the aggregate including

     (a) a statement of operations with a detailed line item breakdown of all operating expenses, capitalized costs associated with tenant improvements, lease commissions and capital improvements.

     (b) a current rent roll in the form attached to the Notes C and D Loan Commitment as Exhibit E (the "Rent Roll);

     (c) if requested by Mortgagee, a report detailing cost reimbursements to tenants, options and other major variations from standard form leases (collectively referred to herein as the "Project Statements").

The Project Statements shall be certified as to the accuracy and completeness of the applicable information and be signed by either a Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer of Mortgagor (the "Certification").

In addition, Mortgagor shall furnish to Mortgagee 10K and 10Q reports at the time they are submitted to the Securities and Exchange Commission. At the time the 10K and 10Q reports are submitted to Mortgagee, Mortgagor shall also forward its computation of the calculations required under the "Financial Covenants" set forth in the Master Loan Agreement along with a Certification verifying compliance with such covenants. Mortgagor acknowledges that Mortgagee requires the Company Statements and Project

Statements (collectively, the "Financials"), Rent Roll and Certification in order to record accurately the value of the Projects for financial and regulatory reporting.

If Mortgagor does not furnish, or cause to be furnished, the Financials, Rent Roll and Certification to Mortgagee by the Financial Statements Due Date, within 30 days after Mortgagee shall have given written notice to Mortgagor that the Financials, Rent Roll and/or Certification have not been received as required,

         (x) interest on the unpaid principal balance of the Indebtedness shall as of the Financial Statements Due Date, accrue and become payable at a rate equal to the sum of the Interest Rate (as defined in each of the Notes) plus one percent (1%) per annum (the "Increased Rate"); and

         (y) Mortgagee may elect to obtain an independent appraisal and audit of the Project at Mortgagor's expense, and Mortgagor agrees that it will, upon request, promptly make Mortgagor's books and records regarding the Project available to Mortgagee and the person(s) performing the appraisal and audit (which obligation Mortgagor agrees can be specifically enforced by Mortgagee).

The amount of the payments due under the Notes during the time in which the Increased Rate shall be in effect shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Increased Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date (as defined in the Notes). Interest shall continue to accrue and be due and payable monthly at the Increased Rate until the Financials, Rent Roll and Certification shall be furnished to Mortgagee as required. Commencing on the date on which the Financials, Rent Roll and Certification are received by Mortgagee, interest on the unpaid principal balance shall again accrue at the Interest Rate and the payments due during the remainder of the term of the Notes shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Interest Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date. Notwithstanding the foregoing, Mortgagee shall have the right to conduct an independent audit at its own expense at any time.

Notwithstanding the above, the Financial Statements Due Date may be extended up to sixty (60) days if Mortgagor receives an extension from the Securities and Exchange Commission for filing of its annual report of Form 10K.

Property Substitution. Mortgagor has the right to substitute properties as collateral for the Indebtedness, subject to the terms of the MASTER LOAN AGREEMENT.

Full and Partial Releases. Mortgagor has the right to request release of some or all of the Projects from the lien hereof pursuant to the terms of the MASTER LOAN AGREEMENT.

Additional Collateral/Cross-Default. Each of the Notes is cross-defaulted with the others, and Mortgagor has granted to Mortgagee a lien on properties described in the Other Lien Instruments in addition to those described herein as additional security for the Notes, all as further described in the Master Loan Agreement.

Deposits by Mortgagor. To assure the timely payment of real estate taxes and special assessments, Mortgagee shall have the option upon the occurrence of an Event of Default to require Mortgagor to deposit funds with Mortgagee, in monthly or other periodic installments in amounts estimated by Mortgagee from time to time sufficient to pay real estate taxes and special assessments as they become due. If at any time the funds so held by Mortgagee, or in such other account, shall be insufficient to pay any of said expenses, Mortgagor shall, upon receipt of notice thereof, immediately deposit such additional funds as may be necessary to remove the deficiency. All funds so deposited shall be irrevocably appropriated to Mortgagee to be applied to the payment of such real estate taxes and special assessments and, at the option of Mortgagee after an Event of Default, the Indebtedness then due, by acceleration or otherwise.

Notwithstanding the above, upon the occurrence of an Event of Default, Mortgagee shall, so long as no delinquency would occur, cooperate with Mortgagor to attain payment discounts available to Mortgagor and permit Mortgagor to contest the amount of such taxes.

Modification of Terms. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of the Indebtedness or for performance of any obligation contained herein and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Notes, without notice or consent: (i) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation; (ii) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (iii) exercise or refrain from exercising or waive any right Mortgagee may have; (iv) accept additional security of any kind; (v) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Properties.

Exercise of Options. Whenever, by the terms of this instrument, of the Notes or any of the other Loan Documents, Mortgagee is given any option, such option may be exercised when the right accrues, or at any time thereafter, and no acceptance by Mortgagee of payment of Indebtedness in default shall constitute a waiver of any default then existing and continuing or thereafter occurring.

Nature and Succession of Agreements. Each of the provisions, covenants and agreements contained herein shall inure to the benefit of, and be binding on, the heirs, executors, administrators, successors, grantees, lessees and assigns of the parties hereto, respectively, and the term "Mortgagee" shall include the owner and holder of the Notes.

Legal Enforceability. No provision of this instrument, the Notes or any other Loan Documents shall require the payment of interest or other obligation in excess of the maximum permitted by law. If any such excess payment is provided for in any Loan Documents or shall be adjudicated to be so provided, the provisions of this paragraph shall govern and Mortgagor shall not be obligated to pay the amount of such interest or other obligation to the extent that it is in excess of the amount permitted by law.

Limitation of Liability. Notwithstanding any provision contained herein to the contrary, the personal liability of Mortgagor shall be limited as provided in the Notes.

Captions. The captions contained herein are for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect this instrument.

Governing Law. The laws of the State named in the upper left-hand corner of the cover page of this instrument shall govern and control the interpretation of this lien instrument and the rights, obligations, duties and liabilities of the parties hereto.


                  (remainder of page intentionally left blank)

IN WITNESS WHEREOF, this instrument has been executed by the Mortgagor and Mortgagee as of the day and year first above written.

                                              KOGER EQUITY, INC., a Florida
Signed in presence of:                        corporation

s/Steven J. Vainder                           By:  s/Thomas Brockwell
------------------------------------               -----------------------------
Steven J. Vainder                                  Vice President
---------------------------                        -----------------------------
  Name Typed or Printed                            433 Plaza Real, Suite 335
                                                   Boca Raton, Florida 33432

s/Janet M. Szukalski
------------------------------------
Janet M. Szukalski
------------------------------------
  Name Typed or Printed


(corporate seal)





                       (signatures continued on next page)

                    (signatures continued from previous page)


                                               THE NORTHWESTERN MUTUAL
                                               LIFE INSURANCE COMPANY, a
                                               Wisconsin corporation

                                               By:  Northwestern Investment
                                                    Management Company, LLC, a
                                                    Delaware limited liability
                                                    company, its wholly-owned
                                                    affiliate and authorized
                                                    representative
Signed in presence of:
s/Janet M. Szukalski                               By: s/Robert M. Ruess
------------------------------------                  --------------------------
Janet M. Szukalski                                      Robert M. Ruess,
                                                        Managing Director
                                                        720 E. Wisconsin Avenue
                                                        Milwaukee, WI  53202

s/Janis E. Miller                             Attest: s/Daniel C. Knuth
---------------------------                          ---------------------------
Janis E. Miller                                         Daniel C. Knuth,
                                                        Assistant Secretary
                                                        720 E. Wisconsin Avenue
                                                        Milwaukee, WI  53202

(corporate seal)

STATE OF FLORIDA                    )
                                    )ss.
COUNTY OF MIAMI-DADE                )

The foregoing instrument was acknowledged before me this 6th day of December, 2001, by Thomas Brockwell, as Vice President for KOGER EQUITY, INC., a Florida corporation, on behalf of the corporation. They are personally known to me or have produced as identification.

                                  NOTARY PUBLIC:

                                  Signature s/Clara L. Diaz

                                  Clara L. Diaz
                                  ----------------------------------------------
                                                    Name (typed or printed)

                                  State of Florida at Large

                                  My Commission Expires:  October 30, 2003
                                           My Commission # CC 850933



STATE OF WISCONSIN                  )
                                    )ss.
COUNTY OF MILWAUKEE                 )

The foregoing instrument was acknowledged before me this 3rd day of December, 2001, by Robert M. Ruess and Daniel C. Knuth, as Managing Director and Assistant Secretary for Northwestern Investment Management Company, LLC, on behalf of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation. They are personally known to me or have produced a Wisconsin Drivers License as identification.

                                   NOTARY PUBLIC:

                                   Signature s/Janet M. Szukalski

                                               Janet M. Szukalski
                                   ---------------------------------------------
                                                     Name (typed or printed)

                                   State of Wisconsin

                                   My Commission Expires:  May 9, 2004

                                     Ex-A-1
                                   EXHIBIT "A"
                            (Description of Property)
      (All existing Pinellas County, Florida property and one new Pinellas
                                 County parcel)